Exhibit 8

Subsidiaries

Actaea Company Limited	Liberia
Asteria Shipping Company Limited	Marshall Islands
Auckland Marine Inc.	Liberia
Averto Shipping S.A.	Liberia
Balticsea Marine Inc.	Liberia
Bayview Shipping Inc.	Liberia
Blacksea Marine Inc.	Liberia
Blackwell Seaways Inc.	Liberia
Boulevard Shiptrade S.A.	Marshall Islands
Boxcarrier (No. 1) Corp.	Liberia
Boxcarrier (No. 2) Corp.	Liberia
Boxcarrier (No. 3) Corp.	Liberia
Boxcarrier (No. 4) Corp.	Liberia
Boxcarrier (No. 5) Corp.	Liberia
Boxline (No.1) Corp.	Liberia
Boxline (No.2) Corp.	Liberia
Boxline (No.3) Corp.	Liberia
Boxline (No.4) Corp.	Liberia
Boxline (No.5) Corp.	Liberia
Boxline (No.6) Corp.	Liberia
Boxline (No.7) Corp.	Liberia
Boxsail (No. 1) Corp.	Liberia
Boxsail (No. 2) Corp.	Liberia
Boxsail (No. 3) Corp.	Liberia
Boxsail (No. 4) Corp.	Liberia
Boxsail (No. 5) Corp.	Liberia
Boxsail (No. 6) Corp.	Liberia
Boxsail (No. 7) Corp.	Liberia
Boxsail (No. 8) Corp.	Liberia
Boxsail (No. 9) Corp.	Liberia
Boxsail (No. 10) Corp.	Liberia
Boxsail (No. 11) Corp.	Liberia
Bulk No.1 Corp.	Liberia
Bulk No.2 Corp.	Liberia
Bulk No.3 Corp.	Liberia
Bulk No.4 Corp.	Liberia
Bulk No.5 Corp.	Liberia
Bulk No.6 Corp.	Liberia
Bulk No.7 Corp.	Liberia
Bulk No.8 Corp.	Liberia
Bulk No.9 Corp.	Liberia
Bulk No.10 Corp.	Liberia

Bulk Shipholdings Inc.	Marshall Islands
Cellcontainer (No. 1) Corp.	Liberia
Cellcontainer (No. 2) Corp.	Liberia
Cellcontainer (No. 3) Corp.	Liberia
Cellcontainer (No. 4) Corp.	Liberia
Cellcontainer (No. 5) Corp.	Liberia
Cellcontainer (No. 6) Corp.	Liberia
Cellcontainer (No. 7) Corp.	Liberia
Cellcontainer (No. 8) Corp.	Liberia
Channelview Marine Inc.	Liberia
Containers Lines Inc.	Liberia
Containers Services Inc.	Liberia
Continent Marine Inc.	Liberia
Expresscarrier (No. 1) Corp.	Liberia
Expresscarrier (No. 2) Corp.	Liberia
Karlita Shipping Company Limited	Liberia
Medsea Marine Inc.	Liberia
Megacarrier (No. 1) Corp.	Liberia
Megacarrier (No. 2) Corp.	Liberia
Megacarrier (No. 3) Corp.	Liberia
Megacarrier (No. 4) Corp.	Liberia
Megacarrier (No. 5) Corp.	Liberia
Oceancarrier (No. 1) Corp.	Liberia
Oceancarrier (No. 2) Corp.	Liberia
Oceancarrier (No. 3) Corp.	Liberia
Oceancarrier (No. 4) Corp.	Marshall Islands
Oceancarrier (No. 5) Corp.	Marshall Islands
Oceancarrier (No. 6) Corp.	Marshall Islands
Oceancarrier (No. 7) Corp.	Marshall Islands
Oceancarrier (No. 8) Corp.	Marshall Islands
Oceancarrier (No. 9) Corp.	Marshall Islands
Oceanew Shipping Limited	Liberia
Oceanprize Navigation Limited	Liberia
Ramona Marine Company Limited	Liberia
Rewarding International Shipping Inc.	Liberia
Sarond Shipping Inc.	Marshall Islands
Seacarriers Lines Inc.	Liberia
Seacarriers Services Inc.	Liberia
Sinoi Marine Ltd.	Liberia
Speedcarrier (No. 1) Corp.	Liberia
Speedcarrier (No. 2) Corp.	Liberia
Speedcarrier (No. 3) Corp.	Liberia
Speedcarrier (No. 4) Corp.	Liberia
Speedcarrier (No. 5) Corp.	Liberia

Speedcarrier (No. 6) Corp.	Liberia
Speedcarrier (No. 7) Corp.	Liberia
Speedcarrier (No. 8) Corp.	Liberia
Springer Shipping Co.	Liberia
Teucarrier (No. 1) Corp.	Liberia
Teucarrier (No. 2) Corp.	Liberia
Teucarrier (No. 3) Corp.	Liberia
Teucarrier (No. 4) Corp.	Liberia
Teucarrier (No. 5) Corp.	Liberia
Teushipper (No. 1) Corp.	Liberia
Teushipper (No. 2) Corp.	Liberia
Teushipper (No. 3) Corp.	Liberia
Teushipper (No. 4) Corp.	Liberia
Vilos Navigation Company Ltd	Liberia
Wellington Marine Inc.	Liberia